                                                                      EXHIBIT 99

                                 Certifications
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

         In connection with the Annual Report of Myers Industries, Inc. (the "Company") on Form 10-K for the period ended December 31, 2002, as filed with the Securities And Exchange Commission on the date hereof (the "Report"), I, Stephen E. Myers, Chief Executive Officer of the Company, certify, pursuant to 19 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         (1) The Annual Report on Form 10-K of the Company for the period ended December 31, 2002 which this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

                                    By: /s/ Stephen E. Myers
                                        ----------------------------------------
                                        Stephen E Myers, Chief Executive Officer
Dated: March 26, 2003


         In connection with the Annual Report of Myers Industries, Inc. (the "Company") on Form 10-K for the period ended December 31, 2002, as filed with the Securities And Exchange Commission on the date hereof (the "Report"), I, Gregory J Stodnick, Vice President-Finance (Chief Financial Officer) of the Company, certify, pursuant to 19 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         (1) The Annual Report on Form 10-K of the Company for the period ended December 31, 2002 which this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

                                   By: /s/ Gregory J Stodnick
                                      -----------------------------------------
                                      Gregory J Stodnick, Vice President-Finance

Dated: March 26, 2003